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                                                                    Exhibit 10.2

                            CERTIFICATE OF AMENDMENT
                                       OF
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                        REGENERON PHARMACEUTICALS, INC.

           UNDER SECTION 805 OF THE NEW YORK BUSINESS CORPORATION LAW

                                     *****

     I, THE UNDERSIGNED, Stuart A. Kolinski, being the Secretary of Regeneron Pharmaceuticals, Inc., hereby certify:

     1. The name of the corporation is Regeneron Pharmaceuticals, Inc. (the "Corporation").

     2. The certificate of incorporation of said Corporation was filed in the office of the Department of State on the 11th day of January 1988.

     3. Article IV of the certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended to increase the aggregate number of shares of Common Stock which the corporation shall have authority to issue from 60,000,000 shares of common stock, par value $.001 each, to 160,000,000 shares of common stock, par value $.001 each.

     4. To effectuate the foregoing, the first paragraph of Article IV of the certificate of incorporation, which refers to the authorized shares of the Corporation, is hereby amended in its entirety to read as follows:

          "The aggregate number of shares of all classes of capital stock which the Corporation shall have the authority to issue is two hundred and thirty million (230,000,000) shares, consisting of (a) 160,000,000 shares of common stock, par value $.001 per share ("Common Stock"),
          (b) 40,000,000 shares of Class A Stock, par value $.001 per share (the "Class A Stock," and collectively, such Common Stock and Class A Stock are referred to herein as the "Common Shares"), and (c) 30,000,000 shares of preferred stock, par value $.01 per share."

     5. The foregoing amendment of the certificate of incorporation was authorized by the unanimous vote of the Board of Directors, followed by the vote of the holders of a majority of the outstanding shares entitled to vote thereon at a meeting of the shareholders.

     IN WITNESS WHEREOF, I have signed this certificate on the 17th day of December 2001 and I affirm the statements contained herein as true under penalties of perjury.


                     By:
                         ---------------------------------
                         Name:  Stuart A. Kolinski
                         Title: Secretary